SUPPLEMENT TO THE FIDELITY SELECT
PORTFOLIOS(registered trademark) PROSPECTUS
DATED APRIL 29, 1996
Effective July 18, 1996, Fidelity Select Consumer Products Portfolio changed its name to Fidelity Select Consumer Industries Portfolio.
The following information updates the similar information found in the section entitled "FMR and Its Affiliates," beginning on page P-34.
Paul Antico is manager of Industrial Equipment, which he has managed since March 1996. Mr. Antico joined Fidelity as a research analyst in 1991, after receiving a B.S. from the Massachusetts Institute of Technology.
   John Avery is manager of Chemicals and Regional Banks, which he has managed since July 1995 and September 1996, respectively. Previously, he was a research analyst. Prior to joining Fidelity in 1995, Mr. Avery was an analyst for Putnam Investments from 1993 to 1994, and an investment banking associate for Alex Brown & Sons from 1986 to 1991.
Minerva Butler is manager of Developing Communications, which she has managed since August 1996. Since joining Fidelity in 1995, she has worked as an equity analyst. Prior to joining Fidelity, Ms. Butler earned an MBA from Stanford University in 1995. Before that, she was an internal audit supervisor for US West, Inc., from 1989 to 1992.
Douglas Chase is manager of Automotive and Industrial Materials, which he has managed since May 1996 and November 1994, respectively. Previously, he was an equity analyst. Prior to joining Fidelity in 1993, Mr. Chase was a consultant for Stanford Resources from 1988 to 1991. He received his MBA from the University of Michigan in 1993.
Katherine Collins is manager of Consumer Industries and Leisure, which she has managed since September 1996 and February 1996, respectively. Since joining Fidelity in 1990, Ms. Collins has worked as an analyst and manager. Stephen DuFour is manager of Transportation and Energy, which he has managed since December 1994 and October 1996, respectively. He also manages several other Fidelity funds. Previously, Mr. DuFour worked as an analyst and manager. Prior to joining Fidelity in 1992, Mr. DuFour earned an MBA from the University of Chicago.
Andy Kaplan is manager of Electronics, which he has managed since August 1996. Previously, he was an equity analyst from 1995 to 1996. Before that, Mr. Kaplan was an equity analyst for T. Rowe Price in 1994, and the Associate Director of Consulting at Edward S. Gordon Company from 1988 to 1993. He joined Fidelity in 1995.
Lawrence Rakers is manager of Precious Metals and Minerals, Paper and Forest Products, and American Gold, which he has managed since July 1996, February 1996, and July 1995, respectively. Mr. Rakers joined Fidelity in 1993. Prior to that, he was a project engineer for Loral Corporation from 1986 to 1993.
Kevin Richardson is manager of Air Transportation, which he has managed since May 1996. He joined Fidelity in 1994 as an equity analyst, after receiving his MBA from the University of North Carolina at Chapel Hill. Previously, he was an equity analyst with Kidder, Peabody & Company. William Rubin is manager of Defense and Aerospace and Home Finance, which he has managed since December 1994 and October 1996, respectively. Mr. Rubin joined Fidelity in 1994 as an analyst, after receiving his MBA from Harvard Business School. Previously, he was an analyst for VLSI Technologies from 1990 to 1992.
Peter Saperstone is manager of Construction and Housing, which he has managed since August 1996. Previously, he was an equity analyst. Prior to joining Fidelity in August 1995, Mr. Saperstone was an equity research analyst at Gabelli & Company, Inc., from 1993 to 1995, and a credit analyst at National Westminster Bank USA from 1991 to 1993.
Nick Thakore is manager of Telecommunications, which he has managed since July 1996. Previously, he was an equity analyst. Mr. Thakore joined Fidelity in 1993 after receiving an MBA from The Wharton School at the University of Pennsylvania. Prior to that, he was a real estate analyst for Prudential Properties Company from 1989 to 1991.
Jason Weiner is manager of Computers, which he has managed since March 1996. Previously, he managed several other Fidelity funds. Mr. Weiner joined Fidelity in 1991.